UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  03/13/2006

American Technology Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  000-24248

Delaware	87-0361799
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

15378 Avenue of Science, Ste 100,
San Diego, California 92128
(Address of principal executive offices, including zip code)

(858) 676-1112
(Registrant’s telephone number, including area code)

13114 Evening Creek Drive
San Diego, CA 92128
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 1.01.    Entry into a Material Definitive Agreement

AMERICAN TECHNOLOGY CORPORATION RECEIVES SOUNDSABER" ORDER FOR USS HARRY S. TRUMAN

On March 13, 2006, we announced another order for NeoPlanar-based SoundSaber acoustic panels for installation in the hangar bays of nuclear powered aircraft carriers. The order and installation for the USS Harry S. Truman (CVN 75) comes on the heels of the successful installation of SoundSaber acoustic panels aboard the USS Dwight D. Eisenhower (CVN 69) in December 2005. The aggregate amount of the orders is approximately $405,000.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits.

      Exhibit No. Description

      EX-99.1      Press Release dated March 13, 2006

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Technology Corporation

Date: March 13, 2006	By:	/s/ John Zavoli
John Zavoli
President and Chief Operating Officer and Interim Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release March 13, 2006